Exhibit 10.1



                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

     FIRST AMENDMENT dated as of August 19, 2003 (this "Amendment") to the Credit Agreement dated as of May 20, 2003 (the "Credit Agreement") among UNITED STATES STEEL CORPORATION (the "Borrower"), the LENDERS party thereto (the "Lenders"), the LC ISSUING BANKS party thereto, JPMORGAN CHASE BANK, as Administrative Agent (the "Administrative Agent"), Collateral Agent, Co-Syndication Agent and Swingline Lender, and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Collateral Agent and Co-Syndication Agent.

     The parties hereto agree as follows:

    SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

    SECTION 2.  Amendment.  Pursuant to Section 9.02 of the Credit Agreement,
Section 1.01 of the Credit Agreement is amended by adding to clause (d) of the definition of "Permitted Liens" the phrase ", Hedging Agreements" immediately after the word "leases".

    SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing on and as of the date hereof.

    SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

    SECTION 6. Effectiveness. This Amendment shall become effective as of the date hereof on the date when the Administrative Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                           UNITED STATES STEEL CORPORATION


                              By: /s/ G. R. Haggerty
				  ---------------------------------
                                  Title:  Executive Vice President,
                                          Treasurer and Chief
                                          Financial Officer


                           JPMORGAN CHASE BANK


                              By: /s/ Peter S. Predun
                                  ---------------------------------
                                  Title:  Vice President


                           GENERAL ELECTRIC CAPITAL CORPORATION


                              By: /s/ Timothy Canon
                                  ---------------------------------
                                  Title:  Duly Authorized Signatory


                           BANK ONE


                              By: /s/ Roger F. Reeder
                                  ---------------------------------
                                  Title:  VP / Associate Director


                           THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ George Louis McKinley
                                  ---------------------------------
                                  Title:  Vice President


                           CITIZENS BANK


                              By: /s/ Dwayne R. Finney
                                  ---------------------------------
                                  Title:  Vice President


                           CONGRESS FINANCIAL CORPORATION (CENTRAL)


                              By: /s/ Laura Dixon
				  ---------------------------------
                                  Title:  AVP


                           GMAC COMMERCIAL FINANCE LLC


                              By: /s/ Marline Alexander-Thomas
                                  ---------------------------------
                                  Title:  Vice President


                           GOLDMAN SACHS CREDIT PARTNERS LP


                              By: /s/ Stephen B. King
                                  ---------------------------------
                                  Title:  Authorized Signatory


                           MELLON BANK, N.A.


                              By: /s/ Robert J. Reichenbach
                                  ---------------------------------
                                  Title:  Vice President


                           MERRILL LYNCH CAPITAL


                              By: /s/ Tara Wrobel
                                  ---------------------------------
                                  Title:  Vice President


                           NATIONAL CITY COMMERCIAL FINANCE, INC.


                              By: /s/ James C. Ritchie
                                  ---------------------------------
                                  Title:  Vice President


                           THE BANK OF NEW YORK


                              By: /s/ Kenneth R. McDonnell
                                  ---------------------------------
                                  Title:  Vice President


                           THE NORTHERN TRUST COMPANY


                              By: /s/ Craig L. Smith
                                  ---------------------------------
                                  Title:  Vice President


                           THE BANK OF NOVA SCOTIA


                              By: /s/ N. Bell
                                  ---------------------------------
                                  Title:  Senior Manager


                           PNC BANK, NATIONAL ASSOCIATION


                              By: /s/ David B. Gookin
                                  ---------------------------------
                                  Title:  Managing Director


                           TRANSAMERICA BUSINESS CAPITAL CORPORATION


                              By: /s/ Ari D. Kaplan
                                  ---------------------------------
                                  Title:  Vice President


                           WELLS FARGO FOOTHILL, LLC


                              By: /s/ Michael P. Baranowski
                                  ---------------------------------
                                  Title:  Vice President